John Hancock Funds II

Supplement dated April 29, 2013 to the Prospectus dated January 1, 2013

Global Bond Fund

The Fund’s Principal Investment Strategies are revised to include bank capital and trust preferred securities among the types of fixed-income securities in which each fund may invest.

The fifth and sixth paragraphs under the heading “Principal Investment Strategies” are revised and restated as follows:

Depending on the subadviser’s current opinion as to the proper allocation of assets among domestic and foreign issuers, investments that are economically tied to foreign (non-U.S.) countries will normally be at 25% of the fund’s net assets. The fund may invest, without limitation, in securities and instruments that are economically tied to emerging countries. The fund may invest up to 10% of its total assets in fixed-income securities that are rated below investment grade but rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the subadviser to be of comparable quality (except that within such limitations, the fund may invest in mortgage-related securities and variable rate master demand notes rated below B). The fund may invest in baskets of foreign currencies (such as the euro) and directly in currencies. The average portfolio duration of the fund normally varies within three years (plus or minus) of the duration of the benchmark index, as calculated by the subadviser.

The fund may invest up to 10% of its total assets in preferred stocks. The fund may have significant investments in fixed-income instruments issued by companies in the financial services sector.

Real Return Bond Fund

The Fund’s Principal Investment Strategies are revised to include bank capital and trust preferred securities among the types of fixed-income securities in which each fund may invest.

Total Return Fund

The Fund’s Principal Investment Strategies are revised to include bank capital and trust preferred securities among the types of fixed-income securities in which each fund may invest.

The fifth paragraph under the heading “Principal Investment Strategies” is revised and restated as follows:

The fund invests primarily in investment-grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the subadviser to be of comparable quality (except that within such limitations, the fund may invest in mortgage-related securities and variable rate master demand notes rated below B). The fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest in baskets of foreign currencies (such as the euro) and direct currency. The fund will normally limit its foreign currency exposure (from foreign-currency denominated securities or currencies) to 20% of its total assets. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

International Growth Stock Fund

The second paragraph under the heading “Principal Investment Strategies” is revised and restated as follows:

The fund invests significantly in foreign issuers. The fund focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S. The fund may invest in issuers located in developing countries (emerging markets). Under normal circumstances, the maximum percentage of the fund’s net assets that may be invested in these issuers is 1.25 times of the emerging market weight of the MSCI All Country World ex U.S. Growth Index.

Mid Cap Value Equity Fund

The portfolio manager information in the Fund profile section of the Prospectus under the heading “Management” is amended and restated as follows:

Subadviser	Portfolio Managers

Columbia Management
Investment Advisers, LLC	Steve Schroll. Portfolio Manager; managed fund since 2008.
Paul Stocking. Portfolio Manager; managed fund since 2008.
Dean Ramos, CFA. Portfolio Manager; managed fund since 2013.

The following information amends the portfolio manager information in the “Subadvisory Arrangements and Management Biographies” section of the Prospectus under the heading Columbia Management Investment Advisers, LLC.

Fund	Portfolio Managers
Mid Cap Value Equity Fund	Steve Schroll
Paul Stocking
Dean Ramos, CFA

• Steve Schroll. Portfolio Manager; joined Columbia Management in 1998 as a Senior Security Analyst.

• Paul Stocking. Portfolio Manager, joined Columbia Management in 1995 as a Senior Equity Analyst.

• Dean Ramos, CFA. Portfolio Manager; joined Columbia Management in 2000 as a Senior Equity Analyst

Science & Technology Fund

Redwood Fund

All references to the subadviser, RCM Capital Management LLC (“RCM”), are changed to reflect the subadviser’s new name, Allianz Global Investors U.S. LLC (“AGI US”).

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated April 29, 2013 to the Statement of Additional Information dated January 1, 2013

Global Bond Fund

Real Return Bond Fund

Total Return Fund

In the “INVESTMENT POLICIES” section, under the “Commercial Paper” subsection, the following paragraph is amended and restated as follows:

Except in the case of the Global Bond Fund, the Real Return Bond Fund and the Total Return Fund, a subadviser will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch and which the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value (“NAV”) is determined. The NAV generally will be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

In the “INVESTMENT RESTRICTIONS” section, under the “Non-Fundamental Investment Restrictions” subsection, the following non-fundamental investment restriction is amended and restated:

(10)	Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation. Notwithstanding the foregoing, the Global Bond, Real Return Bond and Total Return Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.

Mid Cap Value Equity Fund

The following amends the portfolio manager information presented in Appendix B to the SAI relating to Columbia Management Investment Advisers, LLC regarding the portfolio managers of the Fund.

The following table reflects information as of August 31, 2012:

	Other Registered Investment Companies		Other Pooled\ Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Steve Schroll	12	$16.68 billion	None	None	14	$154.83 million
Paul Stocking	12	$16.46 billion	None	None	23	$924.09 million
Dean Ramos, CFA (a)	None	None	None	None	10	$1.78 million
(a)	The portfolio manager began managing the Fund after its fiscal year end; reporting information is provided as of January 31, 2013.

There are no accounts that pay fees based upon performance.

Ownership of fund shares. None of the portfolio managers listed in the above table beneficially owned any shares of the funds that they managed as of August 31, 2012.

Science & Technology Fund

Redwood Fund

All references to the subadviser, RCM Capital Management LLC (“RCM”), are changed to reflect the subadviser’s new name, Allianz Global Investors U.S. LLC (“AGI US”)

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.